UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Floating Rate Income Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II,

55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2018

Date of reporting period: 08/31/2018

Explanatory Note:

BlackRock Floating Rate Income Portfolio (the “New Fund”), a newly created series of newly created BlackRock Funds V, a Massachusetts business trust, is the successor to BlackRock Floating Rate Income Portfolio (the “Fund”), a series of BlackRock Funds II, pursuant to a reorganization (the “Reorganization”) that took place on September 17, 2018. The New Fund was created for the purpose of receiving the assets of the Fund and carried on no business activities prior to the Reorganization. Upon consummation of the Reorganization, shareholders of the Fund became shareholders of the New Fund.

The New Fund has the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the Fund. The Fund is the performance and accounting survivor of the Reorganization, meaning that the New Fund assumed the performance and financial history of the Fund at the completion of the Reorganization.

Item 1 – Report to Stockholders

AUGUST 31, 2018

ANNUAL REPORT

BlackRock Funds II

➢	BlackRock Floating Rate Income Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.2 trillion balance sheet by approximately $230 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.96%	19.66%
U.S. small cap equities (Russell 2000® Index)	15.84	25.45
International equities (MSCI Europe, Australasia, Far East Index)	(2.55)	4.39
Emerging market equities (MSCI Emerging Markets Index)	(10.18)	(0.68)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.93	1.52
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.42	(4.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.15	(1.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.78	0.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.26	3.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of August 31, 2018	BlackRock Floating Rate Income Portfolio

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ending August 31, 2018, the Fund underperformed the benchmark S&P®/LSTA Leveraged Loan Index.

What factors influenced performance?

The largest sector detractors from the Fund’s performance relative to the benchmark included security selection within wireless and metals & mining, followed by an underweight to retailers. On a credit rating basis, the Fund’s cash position (held in AAA-rated securities) and its underweight to CCC-rated positions were the most meaningful detractors. The Fund’s cash position averaged slightly more than 5% of net assets over the period. While the Fund generally seeks to be fully invested, cash levels will fluctuate based on market conditions, liquidity considerations and investor flows.

On a sector basis, the largest positive contributors to relative performance included security selection within the gaming and independent energy sectors, as well as the Fund’s underweight to media & entertainment names. By credit rating, the Fund’s allocation to “other” assets (preferred securities, common equities) was the largest relative contributor to performance. From an asset allocation perspective, the Fund’s tactical exposure to high yield corporate bonds was additive to performance.

Describe recent portfolio activity.

The Fund maintained its tactical exposure to high yield corporate bonds and collateralized loan obligations (“CLOs”). As much of the floating rate loan interest (“bank loan”) market trades above par, these tactical holdings are designed to add potential upside to the Fund. Over the period, exposure to CLOs was increased while high yield exposure was trimmed. Within bank loans, the Fund reduced exposure to the communications sector in general, and cable & satellite names in particular. In addition, the Fund maintained its broad underweight to consumer cyclicals. By contrast, the Fund added exposure to pharmaceuticals, chemicals and diversified manufacturing. Within energy, the Fund continued to avoid segments such as oil field services where credit profiles are weaker. From a credit quality standpoint, the Fund increased exposure to B-rated credits, while reducing exposure to BB-rated names. The Fund’s core issuer/credit biases remained centered on cash-flow views and identification of a specific catalyst and/or idiosyncratic characteristics.

Describe portfolio positioning at period end.

The Fund’s largest sector overweight positions at period end included independent energy, wireless and pharmaceuticals. By contrast, the Fund remained underweight in the consumer cyclicals space, most notably retail, leisure and automotive issues on the view that these segments face fundamental headwinds. In terms of credit rating, the Fund’s weightings to BB- and B-rated issues were roughly in-line with the benchmark. The Fund was underweight in distressed issues rated CCC and below on concerns over downside risk. The Fund’s largest issuer overweights included Ligado Networks (wireless), CenturyLink, Inc. (wirelines), and DJO Finance LLC (health care).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2018 (continued)	BlackRock Floating Rate Income Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income.

(c)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance Summary for the Period Ended August 31, 2018

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.47%	4.46%	1.62%	3.96%	N/A	3.77%	N/A	4.35%	N/A
Investor A	4.07	4.07	1.56	3.65	1.06%	3.47	2.95%	4.11	3.84%
Investor C	3.45	3.44	1.20	3.01	2.01	2.72	2.72	3.35	3.35
Investor C1	3.71	3.71	1.33	3.28	N/A	3.00	N/A	3.62	N/A
Class K	4.52	4.51	1.74	4.09	N/A	3.64	N/A	4.19	N/A
S&P®/LSTA Leveraged Loan Index	—	—	2.14	4.88	N/A	4.04	N/A	5.40	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,010.60	$3.34	$1,000.00	$1,021.88	$3.36	0.66%
Investor A	1,000.00	1,009.80	4.86	1,000.00	1,020.37	4.89	0.96
Investor C	1,000.00	1,009.00	8.51	1,000.00	1,016.74	8.54	1.68
Investor C1	1,000.00	1,009.70	7.19	1,000.00	1,018.05	7.22	1.42
Class K	1,000.00	1,011.70	3.14	1,000.00	1,022.08	3.16	0.62

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of August 31, 2018 (continued)	BlackRock Floating Rate Income Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Floating Rate Loan Interests	91%
Asset-Backed Securities	4
Corporate Bonds	3
Investment Companies	2
Common Stocks	—	(b)
Other Interests	—	(b)
Preferred Securities	—	(b)
Warrants	—	(b)

(a)	Total investments exclude Short-Term Securities, Options Purchased and Options Written.
(b)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	1%
AA/Aa	—	(d)
A	1
BBB/Baa	10
BB/Ba	35
B	46
CCC/Caa	3
NR	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude Short-Term Securities, Options Purchased and Options Written.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Representing less than 0.5% of the Fund’s total investments.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

The Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. (the “Predecessor Fund”) in a reorganization on March 21, 2011. The Predecessor Fund’s performance and financial history have been adopted by the Fund and are used going forward from the date of reorganization.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of Investor A Shares. Prior to Class K Shares’ inception date on March 28, 2016, Class K Share performance results are those of Investor A Shares. The performance of both the Fund’s Institutional Shares and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that both Institutional Shares and Class K Shares have different expenses than Investor A Shares. The actual returns of both Institutional Shares and Class K Shares would have been higher than those of the Investor A Shares because Institutional Shares and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are subject to a maximum initial sales charge (frontend load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares’ performance results are those of the Predecessor Fund restated to reflect Investor A Shares’ fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C and Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization and for dividend and capital gain reinvestment by existing shareholders, and will not be subject to CDSCs upon the sale of shares of the Fund received in the reorganization and shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and 0.50% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to March 21, 2011, Investor C and Investor C1 Shares’ performance results are those of the Predecessor Fund restated to reflect Investor C and Investor C1 Shares’ fees, respectively.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of the agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on Page 5 (which is based on a hypothetical investment of $1,000 invested on March 1, 2018 and held through August 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments August 31, 2018	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 3.2%
Allegro CLO II Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 0.00%, 10/21/28(a)(b)	USD	900	$900,000
ALM VI Ltd., Series 2012-6A, Class BR3, (LIBOR USD 3 Month + 1.75%), 4.10%, 07/15/26(a)(b)		1,250	1,232,827
ALM VII R Ltd., Series 2013-7RA, Class BR, (LIBOR USD 3 Month + 2.70%), 5.04%, 10/15/28(a)(b)		750	755,749
ALM XVI Ltd., Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.24%, 07/15/27(a)(b)		1,000	993,545
AMMC CLO 15 Ltd., Series 2014-15A, Class D, (LIBOR USD 3 Month + 4.20%), 6.53%, 12/09/26(a)(b)		1,400	1,409,289
Anchorage Capital CLO 1 Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 3.33%, 04/13/31(a)(b)		600	596,823
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class DR, (LIBOR USD 3 Month + 3.55%), 5.89%, 07/15/30(a)(b)		1,250	1,258,762
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class DR, (LIBOR USD 3 Month + 2.70%), 5.04%, 10/15/27(a)(b)		750	746,868
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A, Class AR, (LIBOR USD 3 Month + 1.00%), 3.34%, 07/28/28		3,500	3,496,383
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.94%, 07/28/28		600	599,480
Anchorage Capital CLO Ltd., Series 2018-10A, Class A1A, (LIBOR USD 3 Month + 1.20%), 0.00%, 10/15/31(a)(b)		1,500	1,500,000
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.42%, 04/15/31(a)(b)		750	748,946
Apidos CLO XV, Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.36%, 04/20/31(a)(b)		1,000	996,821
Apidos CLO XXX, Series XXXA, Class A1A, (LIBOR USD 3 Month + 1.14%), 0.00%, 10/18/31(a)(b)(c)		1,450	1,450,000
ARES CLO Ltd., Series 2018-49A, Class D, (LIBOR USD 3 Month + 3.00%), 5.34%, 07/22/30(a)(b)		500	498,927
Ares XL CLO Ltd., Series 2016-40A, Class C, (LIBOR USD 3 Month + 3.70%), 6.04%, 10/15/27(a)(b)		1,000	1,005,157
ARES XLVII CLO Ltd.(a)(b):
Series 2018-47A, Class B, (LIBOR USD 3 Month + 1.45%), 3.80%, 04/15/30		500	492,989
Series 2018-47A, Class C, (LIBOR USD 3 Month + 1.75%), 4.10%, 04/15/30		1,000	984,166
Series 2018-47A, Class E, (LIBOR USD 3 Month + 5.50%), 7.85%, 04/15/30		1,750	1,722,475
Ares XLVIII CLO, Series 2018-48A, Class D, (LIBOR USD 3 Month + 2.70%), 5.04%, 07/20/30(a)(b)		500	493,396
Ares XXXIII CLO Ltd., Series 2015-1A, Class B2R, (LIBOR USD 3 Month + 2.80%), 5.12%, 12/05/25(a)(b)		1,000	1,006,588
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class D, (LIBOR USD 3 Month + 5.85%), 8.21%, 05/15/30(a)(b)		1,000	1,003,375
Ares XXXVR CLO Ltd., Series 2015-35RA, Class C, (LIBOR USD 3 Month + 1.90%), 4.24%, 07/15/30(a)(b)		500	490,127
Atlas Senior Loan Fund X Ltd.(a)(b):
Series 2018-10A, Class B, (LIBOR USD 3 Month + 1.50%), 3.84%, 01/15/31		1,950	1,923,518

Security	Par (000)		Value
Asset-Backed Securities (continued)
Atlas Senior Loan Fund X Ltd. (continued)
Series 2018-10A, Class C, (LIBOR USD 3 Month + 1.85%), 4.19%, 01/15/31	USD	4,000	$3,953,805
Atlas Senior Loan Fund XI Ltd., Series 2018-11A, Class A1L, (LIBOR USD 3 Month + 1.10%), 3.44%, 07/26/31(a)(b)		2,000	1,990,814
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A2R, (LIBOR USD 3 Month + 2.05%), 4.40%, 01/20/29(a)(b)		2,750	2,757,759
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class CR, (LIBOR USD 3 Month + 3.45%), 5.81%, 10/18/29(a)(b)		1,000	1,006,128
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 5.39%, 10/15/30(a)(b)		500	500,803
Benefit Street Partners CLO XV Ltd., Series 2018-15A, Class A1, (LIBOR USD 3 Month + 1.15%), 3.31%, 07/18/31(a)(b)		1,650	1,650,000
BlueMountain CLO Ltd., Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.53%, 10/22/30(a)(b)		1,000	1,000,658
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 2.25%), 4.59%, 04/27/27		750	750,158
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.94%, 07/28/28		1,950	1,943,278
CBAM Ltd., Series 2018-5A, Class A, (LIBOR USD 3 Month + 1.02%), 3.32%, 04/17/31(a)(b)		2,000	1,985,668
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.23%), 3.56%, 06/09/30(a)(b)		1,000	1,001,452
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (LIBOR USD 3 Month + 0.98%), 3.22%, 04/20/31(a)(b)		2,000	1,989,070
Cent CLO 17 Ltd.(a)(b):
Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 3.39%, 04/30/31		1,300	1,297,027
Series C17A, Class DR, (LIBOR USD 3 Month + 6.00%), 8.36%, 04/30/31		1,000	999,693
CIFC Funding Ltd.(a)(b):
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.80%), 4.89%, 04/27/31		750	743,164
Series 2014-2RA, Class A3, (LIBOR USD 3 Month + 1.90%), 4.01%, 04/24/30		500	499,770
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.40%), 3.56%, 04/18/31		1,000	985,830
Series 2018-1A, Class C, (LIBOR USD 3 Month + 1.75%), 3.91%, 04/18/31		1,000	995,004
Series 2018-4A, Class A1, (LIBOR USD 3 Month + 1.15%), 0.00%, 10/17/31(c)		1,200	1,198,976
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.90%), 5.24%, 07/15/30(a)(b)		660	653,955
Galaxy XVIII CLO Ltd., Series 2018-28A, Class A1, (LIBOR USD 3 Month + 1.10%), 3.44%, 07/15/31(a)(b)		5,070	5,046,698
Galaxy XX CLO Ltd., Series 2015-20A, Class CR, (LIBOR USD 3 Month + 1.75%), 4.10%, 04/20/31(a)(b)		1,000	981,957
Galaxy XXI CLO Ltd., Series 2015-21A, Class CR, (LIBOR USD 3 Month + 1.75%), 4.11%, 04/20/31(a)(b)		1,750	1,731,249
Galaxy XXIX CLO Ltd., Series 2018-29A, Class C, (LIBOR USD 3 Month + 1.68%), 4.01%, 11/15/26(a)(b)		500	497,399

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Galaxy XXV CLO Ltd.(a)(b):
Series 2018-25A, Class D, (LIBOR USD 3 Month + 3.10%), 0.00%, 10/15/31	USD	650	$650,000
Series 2018-25A, Class E, (LIBOR USD 3 Month + 5.95%), 0.00%, 10/15/31		625	625,000
Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, (LIBOR USD 3 Month + 1.02%), 3.34%, 05/16/31(a)(b)		2,000	1,992,254
Goldentree Loan Management US CLO 1 Ltd.(a):
Class A1, (LIBOR USD 3 Month + 1.12%), 0.00%, 07/16/31		3,600	3,600,000
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.20%), 4.55%, 04/20/29(b)		1,000	1,002,015
Goldentree Loan Management US CLO 3 Ltd.(a)(b):
Series 2018-3A, Class C, (LIBOR USD 3 Month + 1.90%), 4.34%, 04/20/30		500	495,681
Series 2018-3A, Class D, (LIBOR USD 3 Month + 2.85%), 5.29%, 04/20/30		500	495,269
Greenwood Park CLO Ltd., Series 2018-1A, Class E, (LIBOR USD 3 Month + 4.95%), 6.98%, 04/15/31(a)(b)		300	288,490
GT Loan Financing I Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 2.10%), 4.63%, 07/28/31(a)(b)		900	892,493
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class B, (LIBOR USD 3 Month + 1.85%), 4.22%, 07/18/31		1,000	973,697
Series 12A-18, Class C, (LIBOR USD 3 Month + 2.75%), 5.12%, 07/18/31		1,000	968,961
Series 2013-2A, Class CR, (LIBOR USD 3 Month + 2.90%), 5.25%, 10/20/29		500	497,757
Series 6A-2015, Class BR, (LIBOR USD 3 Month + 1.75%), 4.09%, 02/05/31		750	736,575
LCM LP, Class A1, (LIBOR USD 3 Month + 1.08%), 3.53%, 07/16/31(a)		3,180	3,163,234
LCM XIV LP, Series 14A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.25%, 07/20/31(a)(b)		500	498,716
LCM XVII LP, Series 17A, Class D, (LIBOR USD 3 Month + 3.50%), 5.84%, 10/15/26(a)(b)		1,000	1,000,031
Madison Park Funding XXVII Ltd., Series 2018-27A, Class B, (LIBOR USD 3 Month + 1.80%), 4.15%, 04/20/30(a)(b)		1,500	1,481,950
MP CLO VII Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.50%), 4.83%, 04/18/27(a)(b)		970	969,854
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR, (LIBOR USD 3 Month + 4.25%), 6.57%, 11/14/27(a)(b)		1,500	1,509,165
Neuberger Berman Loan Advisers CLO 28 Ltd., Series 2018-28A, Class D, (LIBOR USD 3 Month + 2.85%), 4.90%, 04/20/30(a)(b)		1,000	980,290
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.25%, 07/23/30(a)(b)		1,000	983,745
OCP CLO Ltd., Series 2014-5A, Class A1R, (LIBOR USD 3 Month + 1.08%), 3.42%, 04/26/31(a)(b)		2,000	1,989,320
Octagon Investment Partners XVII Ltd.(a)(b):
Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 3.34%, 01/25/31		1,500	1,498,281
Series 2013-1A, Class BR2, (LIBOR USD 3 Month + 1.40%), 3.74%, 01/25/31		1,900	1,886,057
Series 2013-1A, Class CR2, (LIBOR USD 3 Month + 1.70%), 4.04%, 01/25/31		1,900	1,867,890
Series 2013-1A, Class ER2, (LIBOR USD 3 Month + 5.15%), 7.49%, 01/25/31		250	246,793

Security	Par (000)		Value
Asset-Backed Securities (continued)
OZLM IX Ltd., Series 2014-9A, Class CR, (LIBOR USD 3 Month + 3.55%), 5.90%, 01/20/27(a)(b)	USD	750	$750,786
OZLM XIX Ltd., Series 2017-19A, Class C, (LIBOR USD 3 Month + 3.10%), 5.44%, 11/22/30(a)(b)		750	752,949
Palmer Square CLO Ltd.(a)(b):
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.21%, 04/18/31		1,950	1,938,576
Series 2018-1A, Class A2, (LIBOR USD 3 Month + 1.45%), 3.63%, 04/18/31		500	492,919
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.75%), 3.93%, 04/18/31		500	490,578
Series 2018-1A, Class D, (LIBOR USD 3 Month + 5.15%), 7.33%, 04/18/31		600	594,185
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, (LIBOR USD 3 Month + 1.80%), 4.11%, 08/23/31(a)(b)		2,000	1,996,511
Rockford Tower CLO Ltd.(a)(b):
Series 2018-1A, Class D, (LIBOR USD 3 Month + 3.00%), 5.26%, 05/20/31		750	742,841
Series 2018-1A, Class E, (LIBOR USD 3 Month + 5.85%), 8.11%, 05/20/31		500	491,746
Series 2018-2A, Class A, (LIBOR USD 3 Month + 1.16%), 0.00%, 10/20/31		2,450	2,447,060
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 0.00%, 10/20/31		600	600,000
Series 2018-2A, Class D, (LIBOR USD 3 Month + 3.10%), 0.00%, 10/20/31		700	700,000
Series 2018-2A, Class E, (LIBOR USD 3 Month + 6.00%), 0.00%, 10/20/31		600	600,000
Sound Point CLO IX Ltd.:
Series 2018-21A, Class A-1, (LIBOR USD 3 Month + 0.00%), 0.00%, 10/26/31(a)		2,500	2,500,000
Series 2015-2A, Class DR, (LIBOR USD 3 Month + 2.65%), 5.00%, 07/20/27(a)(b)		1,000	998,396
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, (LIBOR USD 3 Month + 1.15%), 3.65%, 04/18/31(a)(b)		1,000	1,000,107
Texas Competitive Electric Holdings Co. LLC, 5.10%, 10/10/17(c)(d)(e)		8,430	—
TICP CLO XI Ltd.(a)(b)(c):
Series 2018-11A, Class A, (LIBOR USD 3 Month + 1.18%), 0.00%, 10/20/31		2,000	2,000,000
Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 0.00%, 10/20/31		1,200	1,200,000
Series 2018-11A, Class D, (LIBOR USD 3 Month + 3.05%), 0.00%, 10/20/31		1,000	1,000,000
Series 2018-11A, Class E, (LIBOR USD 3 Month + 6.00%), 0.00%, 10/20/31		700	700,000
TRESTLES CLO II Ltd.(a)(b):
Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.90%), 4.23%, 07/25/31		500	488,966
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.90%), 5.23%, 07/25/31		750	735,512
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, (LIBOR USD 3 Month + 0.89%), 3.24%, 04/15/29(a)(b)		1,530	1,524,051
Voya CLO Ltd.(a)(b):
Series 2013-3A, Class A2R, (LIBOR USD 3 Month + 1.50%), 3.83%, 01/18/26		500	499,988
Series 2017-2A, Class D, (LIBOR USD 3 Month + 6.02%), 8.36%, 06/07/30		700	711,850
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.80%), 4.14%, 04/19/31		1,500	1,482,772

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Webster Park CLO Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.90%), 5.25%, 07/20/30(a)(b)	USD	750	$742,578
York CLO 1 Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.12%), 0.00%, 10/22/29		5,450	5,450,000
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.65%), 0.00%, 10/22/29		1,500	1,500,000
Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 3.01%), 0.00%, 10/22/29		1,100	1,097,250

Total Asset-Backed Securities — 3.2% (Cost: $130,517,828)			129,989,665

		Shares
Common Stocks — 0.1%

Chemicals — 0.0%(c)(d)
GEO Specialty Chemicals, Inc.		235,827	89,614
GEO Specialty Chemicals, Inc.(b)		39,151	14,878

			104,492
Diversified Consumer Services — 0.0%
Education Management Corp.(b)(c)(d)		1,532,378	15

Diversified Financial Services — 0.0%
New Holdings LLC(d)		1,269	418,770

Electric Utilities — 0.1%
TexGen Power LLC(c)(d)		93,655	3,371,580

Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc.(d)		71,823	718

Hotels, Restaurants & Leisure — 0.0%
Caesars Entertainment Corp.(d)		106,173	1,082,965

Machinery — 0.0%
Ameriforge Group, Inc.(d)		5,385	312,330

Total Common Stocks — 0.1% (Cost: $6,376,966)			5,290,870

	Par (000)
Corporate Bonds — 3.1%

Aerospace & Defense — 0.1%
Bombardier, Inc., 7.50%, 03/15/25(b)	USD	5,258	5,402,595

Capital Markets — 0.3%
Blackstone CQP Holdco LP(b):
6.50%, 03/20/21		9,607	9,634,405
6.00%, 08/18/21		1,558	1,542,718

			11,177,123
Chemicals — 0.3%
Alpha 3 BV, 6.25%, 02/01/25(b)		3,770	3,713,450
Momentive Performance Materials, Inc., 3.88%, 10/24/21		6,825	7,285,687

			10,999,137
Commercial Services & Supplies — 0.3%(b)
Prime Security Services Borrower LLC, 9.25%, 05/15/23		8,751	9,374,946
Tervita Escrow Corp., 7.63%, 12/01/21		3,060	3,170,925

			12,545,871
Communications Equipment — 0.0%
Avaya, Inc., 7.00%, 04/01/19(c)		5,545	—

Security	Par (000)		Value
Containers & Packaging — 0.1%
Ardagh Packaging Finance plc, 7.25%, 05/15/24(b)	USD	1,825	$1,918,532

Diversified Telecommunication Services — 0.1%(b)
Altice France SA, 6.25%, 05/15/24		2,165	2,137,938
Frontier Communications Corp., 8.50%, 04/01/26		1,420	1,335,936

			3,473,874
Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/01/20(c)		5,909	—

Equity Real Estate Investment Trusts (REITs) — 0.0%
VICI Properties 1 LLC, 8.00%, 10/15/23		260	286,979

Health Care Providers & Services — 0.1%
NVA Holdings, Inc., 6.88%, 04/01/26(b)		1,950	1,937,813

Hotels, Restaurants & Leisure — 0.1%
1011778 BC ULC, 5.00%, 10/15/25(b)		4,450	4,294,250

Media — 0.6%
Altice Financing SA(b):
6.63%, 02/15/23		2,210	2,223,790
7.50%, 05/15/26		2,040	1,948,200
Altice US Finance I Corp., 5.50%, 05/15/26(b)		1,900	1,866,750
Clear Channel Worldwide Holdings, Inc.:
7.63%, 03/15/20		3,665	3,678,744
6.50%, 11/15/22		9,090	9,294,525
CSC Holdings LLC, 10.88%, 10/15/25(b)		4,699	5,468,461

			24,480,470
Metals & Mining — 0.1%
Freeport-McMoRan, Inc., 3.88%, 03/15/23		3,850	3,700,812

Oil, Gas & Consumable Fuels — 0.5%
CNX Resources Corp., 5.88%, 04/15/22		16,299	16,298,185
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		4,951	5,087,153

			21,385,338
Software — 0.3%
Infor US, Inc., 6.50%, 05/15/22		7,233	7,326,812
Informatica LLC, 7.13%, 07/15/23(b)		2,980	3,032,150

			10,358,962
Trading Companies & Distributors — 0.2%
HD Supply, Inc., 5.75%, 04/15/24(b)(f)		9,556	10,045,745

Wireless Telecommunication Services — 0.0%
Sprint Communications, Inc., 7.00%, 08/15/20		1,775	1,859,313

Total Corporate Bonds — 3.1% (Cost: $123,167,283)			123,866,814

Floating Rate Loan Interests — 87.7%(g)

Aerospace & Defense — 0.7%
Abacus Innovations Corp., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.88%, 08/22/25		1,648	1,654,427
DAE Aviation Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 07/07/22		2,337	2,341,371
Engility Corp., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.33%, 08/12/20		811	810,360
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.14% — 7.19%, 11/28/21(c)		7,615	7,462,491
Transdigm, Inc., Term Loan F, (LIBOR USD 1 Month + 2.50%), 4.58%, 06/09/23		15,486	15,449,970

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Aerospace & Defense (continued)
WP CPP Holdings, Term Loan B, (LIBOR USD 6 Month + 3.75%), 6.06% — 6.28%, 03/16/25	USD	2,845	$2,853,905

			30,572,524
Air Freight & Logistics — 0.1%
XPO Logistics, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.06%, 02/24/25		3,586	3,592,841

Airlines — 0.0%(c)
Northwest Airlines, Inc., Term Loan, (LIBOR USD 6 Month + 1.23%), 3.30%, 09/10/18		77	77,015
Northwest Airlines, Inc., Term Loan 2, (LIBOR USD 6 Month + 1.23%), 3.30%, 09/10/18		76	76,303
Northwest Airlines, Inc., Term Loan 5, (LIBOR USD 6 Month + 1.23%), 3.30%, 09/10/18		76	75,795

			229,113
Auto Components — 0.3%
Dayco Products LLC, Term Loan B, (LIBOR USD 3 Month + 4.25%), 6.56%, 05/19/23		4,452	4,448,948
Mavis Tire Express Services Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 03/15/25		6,565	6,499,364
Mavis Tire Express Services Corp., Delayed Draw 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 0.00% — 5.33%, 03/15/25		58	57,358

			11,005,670
Automobiles — 0.3%
CH Hold Corp., Term Loan, (LIBOR USD 1 Month + 7.25%), 9.33%, 02/03/25(c)		1,470	1,484,700
CH Hold Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 02/01/24		5,414	5,431,220
Dealer Tire LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.63% — 5.75%, 12/22/21(c)		3,938	3,800,493

			10,716,413
Building Products — 0.9%
Continental Building Products, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 4.33%, 08/18/23		1,829	1,831,035
CPG International, Inc., Term Loan, (LIBOR USD 6 Month + 3.75%), 6.25%, 05/05/24		9,087	9,149,250
Jeld-Wen, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 4.33%, 12/14/24		7,413	7,408,154
LSF10 XL Bidco SCA, Term Loan B, (EURIBOR 3 Month + 4.00%), 4.00%, 04/11/24	EUR	2,000	2,305,342
Reece Ltd., Term Loan B, (LIBOR USD 6 Month + 2.00%), 4.34%, 06/01/25	USD	5,305	5,298,369
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.59%, 12/19/23		8,976	8,994,010

			34,986,160
Capital Markets — 0.7%
Capital Vision Services LLC, Term Loan, 02/06/25(h)		1,233	1,228,830
Deerfield Holdings Corp., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.58%, 02/13/25		3,935	3,940,883
Fortress Investment Group LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 12/27/22		6,260	6,278,010
Greenhill & Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 5.81% — 6.08%, 10/12/22		6,116	6,162,046
RPI Finance Trust, Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 03/27/23		10,503	10,524,406

			28,134,175

Security	Par (000)		Value
Chemicals — 3.2%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, (EURIBOR 1 Month + 3.25%), 3.25%, 09/13/23	EUR	1,990	$2,301,513
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.33%, 01/31/24	USD	16,865	16,907,236
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.25%), 7.58%, 08/12/22(c)		9,227	9,249,855
Axalta Dupont PC, Term Loan, (LIBOR USD 3 Month + 1.75%), 4.08%, 06/01/24		16,439	16,442,984
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 3.83%, 04/03/25		4,154	4,141,527
Ennis-Flint Road Infrastructure Investment, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 06/13/23(c)		7,551	7,538,319
Greenrock Finance, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 06/28/24(c)		3,129	3,137,098
Invictus Co., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.20%, 03/28/25		7,609	7,632,637
Invictus Co., Term Loan B26, (LIBOR USD 1 Month + 6.75%), 8.83%, 03/30/26		1,945	1,942,569
IPS Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 11/07/24		4,933	4,941,911
OXEA Holding GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.63%, 10/14/24		17,939	18,018,047
Platform Specialty Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 06/07/20		7,832	7,848,088
Platform Specialty Corp., Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.08%, 06/07/23		10,119	10,146,418
PQ Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 02/08/25		13,234	13,240,910
Vectra Co., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 02/23/25		5,600	5,590,648

			129,079,760
Commercial Services & Supplies — 4.6%
Access CIG LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.75%), 9.83%, 02/27/26		82	82,171
Access CIG LLC, Initial Loan 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.75%), 9.83%, 02/27/26		1,027	1,029,503
Access CIG LLC, Term Loan:
(LIBOR USD 1 Month + 3.75%), 5.83%, 02/27/25		2,799	2,807,355
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.21%, 11/10/23		13,209	13,229,182
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.58% — 6.60%, 06/21/24		31,091	31,233,347
Camelot Group LLC, Term Loan B, 10/03/23(h)		17,307	17,281,969
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.59%, 11/01/24		11,196	11,139,761
Cast & Crew Payroll LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 09/27/24		11,739	11,716,652
EnergySolutions, LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.08%, 05/30/25(c)		2,832	2,849,700
Eton LLP, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 03/15/25(c)		4,445	4,456,112
Garda World Security Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.82% — 7.50%, 05/24/24		4,055	4,070,615
Harland Clarke Holdings Corp., Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.08%, 11/03/23		4,033	3,790,971

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Services & Supplies (continued)
Inmar, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 05/01/24	USD	4,248	$4,260,223
KAR Auction Services, Inc., Term Loan B5, (LIBOR USD 1 Month + 2.50%), 4.63%, 03/09/23		8,046	8,069,977
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 05/02/22		17,367	17,402,713
Safe Fleet Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.11%, 02/01/25		6,768	6,708,817
Safe Fleet Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.86%, 02/02/26		3,500	3,479,595
ServiceMaster Co. LLC (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 11/08/23		4,304	4,304,702
Verisure Holding AB, Term Loan B1, 10/21/22(h)	EUR	2,000	2,302,974
West Corp., Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.58%, 10/10/24	USD	1,640	1,622,682
(LIBOR USD 1 Month + 4.00%), 6.08%, 10/10/24		15,807	15,733,129
Wrangler Buyer LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 09/27/24		18,780	18,864,202

			186,436,352
Communications Equipment — 0.2%
Avaya, Inc., Term Loan B:
(LIBOR USD 1 Month + 4.25%), 6.31%, 12/15/24		8,577	7,587,001
CommScope, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 12/29/22		1,715	1,721,923

			9,308,924
Construction & Engineering — 0.4%
Pike Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 03/12/25		5,062	5,095,032
SRS Distribution, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.44%, 05/23/25		11,948	11,666,418

			16,761,450
Construction Materials — 1.0%
ABC Supply Co., Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 10/31/23		13,607	13,540,784
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 6 Month + 3.25%), 5.31%, 05/09/25		6,285	6,292,856
GYP Holdings III Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 06/01/25		10,000	9,906,116
HD Supply Waterworks Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.31% — 5.32%, 08/01/24		12,734	12,773,632

			42,513,388
Consumer Finance — 0.1%
Capital Automotive LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 03/25/24		3,561	3,559,542

Containers & Packaging — 1.5%
Berry Global, Inc., Term Loan Q, (LIBOR USD 3 Month + 2.00%), 4.19%, 10/01/22		17,529	17,533,293
Berry Global, Inc., Term Loan S, (LIBOR USD 3 Month + 1.75%), 3.94%, 02/08/20		2,951	2,948,750
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.58%, 04/03/24		8,144	8,108,803

Security	Par (000)		Value
Containers & Packaging (continued)
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 05/16/24	USD	6,331	$6,316,805
Flex Acquisition Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.75%, 06/30/25		8,925	8,913,844
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/05/23		14,998	15,041,073
Verallia Packaging SAS, Term Loan B4, (EURIBOR 1 Month + 2.75%), 2.75%, 10/31/22	EUR	2,000	2,311,100

			61,173,668
Distributors — 0.4%
Avantor, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.08%, 11/21/24	USD	16,102	16,280,203

Diversified Consumer Services — 2.9%
AlixPartners LLP, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 04/04/24		18,629	18,679,617
Allied Universal Holdco LLC, Term Loan:
(LIBOR USD 1 Month + 3.75%), 5.83%, 07/28/22		4,471	4,403,682
(LIBOR USD 1 Month + 8.50%), 10.58%, 07/28/23		2,915	2,877,659
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.83%, 11/07/23		7,442	7,436,227
CLEAResult Consulting, Inc., Term Loan, (LIBOR USD 6 Month + 3.50%), 5.58%, 08/15/25		3,767	3,773,291
EmployBridge LLC, Term Loan B, (LIBOR USD 3 Month + 5.00%), 7.50%, 04/18/25		3,905	3,948,931
Equian Buyer Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.32%, 05/20/24		7,925	7,920,374
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 5.94%, 07/12/25(c)		6,989	7,006,473
iQor US, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.34%, 04/01/21		5,668	5,016,323
Research Now, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 7.86%, 12/07/24		5,756	5,770,465
SIRVA Worldwide, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 7.58% — 7.81%, 08/04/25		5,628	5,613,930
Spin Holdco, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.59%, 11/14/22		6,224	6,238,042
SterlingBackcheck Co., Initial Term Loan, 06/19/24(h)		1,280	1,271,809
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 05/06/24		7,476	7,382,195
Trugreen Ltd., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.07%, 04/13/23		4,880	4,901,198
US Security Associates, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 07/14/23		11,134	11,133,918
Weight Watchers International, Inc., Term Loan B, (LIBOR USD 3 Month + 4.75%), 6.84% — 7.09%, 11/29/24		16,789	16,967,843

			120,341,977
Diversified Financial Services — 1.3%
Boyd Corp., 2nd Lien Term Loan, 08/13/26(h)		1,630	1,623,888
Boyd Corp., Term Loan, 08/14/25(h)		5,125	5,137,813
Edelman Financial Center LLC (The), 1st Lien Term Loan B, (LIBOR USD 6 Month + 3.25%), 5.59%, 07/21/25		3,842	3,860,019
GBT Group Services BV, Term Loan, (LIBOR USD 3 Month + 2.50%), 4.84%, 08/13/25		2,112	2,119,920

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Financial Services (continued)
SMG US Midco 2, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 01/23/25	USD	5,777	$5,784,196
SSH Group Holdings, Inc., Term Loan, (LIBOR USD 6 Month + 4.25%), 6.59%, 07/30/25(c)		3,761	3,800,490
VICI Properties, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.07%, 12/20/24		19,031	19,016,723
Ziggo Secured Finance Partnership, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.56%, 04/15/25		13,295	13,063,936

			54,406,985
Diversified Telecommunication Services — 3.6%
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.81%, 01/31/26		5,557	5,359,857
Altice Financing SA, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.81%, 07/15/25		2,605	2,520,240
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.07%, 08/14/26		23,307	22,653,472
CenturyLink, Inc., Term Loan:
(LIBOR USD 1 Month + 2.75%), 4.83%, 11/01/22		13,699	13,671,352
01/31/25(h)		36,144	35,710,023
Consolidated Communications, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 10/05/23		2,005	1,970,902
Eircom Finco SARL, Term Loan, (EURIBOR 1 Month + 3.25%), 3.25%, 04/19/24	EUR	2,000	2,318,227
Frontier Communications Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/31/21	USD	11,544	11,198,083
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.32%, 02/22/24		13,162	13,174,862
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 11/15/24		8,922	8,958,035
Numericable US LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.06%, 01/31/26		2,478	2,378,101
Securus Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.58%, 11/01/24		2,981	2,977,057
TDC A/S, Term Loan, (EURIBOR 3 Month + 3.50%), 3.50%, 06/04/25	EUR	3,000	3,489,423
TDC A/S, Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.84%, 06/04/25	USD	8,071	8,131,533
Zayo Group LLC, Term Loan:
(LIBOR USD 1 Month + 2.00%), 4.08%, 01/19/21		9,536	9,544,891
(LIBOR USD 1 Month + 2.25%), 4.33%, 01/19/24		1,530	1,535,049

			145,591,107
Electric Utilities — 1.2%
Calpine Construction Finance Co. LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 01/15/25		2,288	2,289,656
EIF Channelview Cogeneration LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.33%, 05/03/25		2,215	2,231,612
Granite Acquisition, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.84%, 12/17/21		12,523	12,599,470
Granite Acquisition, Inc., 1st Lien Term Loan C, (LIBOR USD 3 Month + 3.50%), 5.83%, 12/17/21		2,143	2,155,880
Nautilus Power LLC, 1st Lien Term Loan B, 05/16/24(h)		3,894	3,901,535

Security	Par (000)		Value
Electric Utilities (continued)
Vistra Operations Co. LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 08/04/23	USD	9,077	$9,058,802
Vistra Operations Co. LLC, Term Loan B2, (LIBOR USD 1 Month + 2.25%), 4.33%, 12/14/23		2,005	2,004,240
Vistra Operations Co. LLC, Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.06% — 4.08%, 12/31/25		15,330	15,291,675

			49,532,870
Electrical Equipment — 0.7%
Compass Power Generation LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 12/20/24		5,601	5,618,394
EXC Holdings III Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 12/02/24		4,239	4,275,789
GrafTech Finance, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 02/12/25(c)		8,265	8,306,325
MH Sub I LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 09/13/24		4,025	4,039,817
MLN US HoldCo. LLC, Term Loan, 07/11/25(h)		6,182	6,205,183

			28,445,508
Electronic Equipment, Instruments & Components — 0.1%
Zebra Technologies Corp., Term loan B, (LIBOR USD 6 Month + 1.75%), 4.06%, 10/27/21		3,071	3,085,488

Energy Equipment & Services — 0.8%
Kestrel Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.33%, 06/02/25		6,040	6,085,300
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.08%, 05/12/25		8,986	9,074,904
Ocean Rig UDW, Inc., Term Loan, (LIBOR USD 3 Month + 8.00%), 8.00%, 09/20/24		540	566,921
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 9.82%, 11/08/22(c)		3,790	3,865,800
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 1.43%), 3.51%, 07/13/20		5,300	5,227,009
Woodford Express LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.00%), 7.08%, 01/27/25		6,155	6,104,588

			30,924,522
Equity Real Estate Investment Trusts (REITs) — 0.8%
DTZ US Borrower LLC, Term Loan, (LIBOR USD 6 Month + 3.50%), 5.57%, 12/31/22		13,685	13,633,681
GEO Group Refinancing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 03/22/24		9,178	9,137,032
Iron Mountain, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.83%, 01/02/26		4,040	3,981,945
RHP Hotel Properties LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.34%, 05/11/24		5,777	5,766,766

			32,519,424
Food & Staples Retailing — 0.5%
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.06%, 05/23/25		4,056	4,021,217
US Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 06/27/23		14,596	14,569,546

			18,590,763
Food Products — 2.4%
Albertson’s LLC, Term Loan B4, (LIBOR USD 1 Month + 2.75%), 4.83%, 08/25/21		3,718	3,710,013

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Food Products (continued)
ARAMARK Services, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 1.75%), 4.08%, 03/11/25	USD	7,359	$7,368,623
CHG PPC Parent LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/31/25(c)		3,365	3,352,381
Chobani LLC, Term Loan, 10/10/23(h)		16,359	15,515,494
Dole Food Co., Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 4.82% — 6.75%, 04/06/24		4,729	4,718,252
Hostess Brands LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.33%, 08/03/22		9,629	9,592,508
JBS USA Lux SA, Term Loan, (LIBOR USD 3 Month + 2.50%), 4.83% — 4.84%, 10/30/22		23,507	23,483,930
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.31%, 05/15/24		7,995	7,950,122
Pinnacle Foods Finance LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.85%, 02/02/24		9,612	9,611,794
TMK Hawk Parent Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.82% — 5.58%, 08/28/24		11,697	11,676,554

			96,979,671
Gas Utilities — 0.2%
Midcoast Operating LP, Term Loan, (LIBOR USD 6 Month + 5.50%), 7.84%, 06/30/25		7,041	7,085,208

Health Care Equipment & Supplies — 1.7%
CryoLife, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.33%, 12/02/24		8,507	8,549,786
CTC AcquiCo GmbH, Term Loan B, (EURIBOR 3 Month + 3.00%), 3.00%, 03/07/25	EUR	2,000	2,308,848
DJO Finance LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.33% — 5.59%, 06/08/20	USD	30,705	30,681,820
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.17%, 06/15/21		16,712	16,892,733
Tecostar Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 2.50%), 5.58%, 05/01/24		9,192	9,211,892

			67,645,079
Health Care Providers & Services — 5.2%
Acadia Healthcare Co., Inc., Term Loan B1, (LIBOR USD 1 Month + 2.50%), 4.58%, 02/11/22		1,312	1,318,314
Acadia Healthcare Co., Inc., Term Loan B2, (LIBOR USD 1 Month + 2.50%), 4.58%, 02/16/23		6,805	6,836,407
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.58%, 06/30/25		3,864	3,888,150
Auris Luxembourg III SARL, Term Loan B7, (LIBOR USD 3 Month + 3.00%), 5.33%, 01/17/22(c)		9,051	9,119,030
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.08% — 5.34%, 06/07/23		16,352	16,382,334
Concentra, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.86%, 06/01/22		8,733	8,765,749
DaVita Healthcare, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 06/24/21		4,679	4,695,789
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 05/31/25		4,321	4,335,456
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan, (LIBOR USD 1 Month + 3.75%), 0.00% — 5.83%, 05/31/25		178	178,621
Diplomat Pharmacy, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.58%, 12/20/24		4,787	4,786,870
Envision Healthcare Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 12/01/23		14,629	14,610,539

Security	Par (000)		Value
Health Care Providers & Services (continued)
Gentiva Health Services, Inc., Term Loan, (LIBOR USD 3 Month + 7.00%), 9.38%, 07/02/26(c)	USD	1,275	$1,294,520
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 3 Month + 3.75%), 6.13%, 07/02/25(c)		5,274	5,307,462
HC Group Holdings III, Inc.,Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.83%, 04/07/22		10,796	10,836,523
HCA, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 03/13/25		6,758	6,791,853
HCA, Inc., Term Loan B11, (LIBOR USD 1 Month + 1.75%), 3.83%, 03/17/23		7,667	7,698,799
HomeVi SAS, Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 10/31/24	EUR	2,000	2,323,682
Jaguar Holding Co. I, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 08/18/22	USD	18,350	18,331,569
Lifescan Global Corp., Term Loan U, 06/19/24(c)(h)		1,705	1,653,850
MPH Acquisition Holdings LLC, Term Loan, 06/07/23(h)		15,981	15,965,637
National Mentor Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.33%, 01/31/21		2,718	2,725,974
NVA Holdings, Inc., Term Loan B3, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/02/25		9,255	9,214,416
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.32%, 06/30/25		27,477	27,461,772
Sound Inpatient Physicians, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 06/27/25		3,357	3,362,606
Sound Inpatient Physicians, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.83%, 06/26/26		1,821	1,823,276
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/06/24		9,047	8,632,501
Vizient, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/13/23		3,007	3,005,978
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 12/02/24		8,813	8,786,277
WP CityMD Bidco LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 06/07/24		3,651	3,639,413

			213,773,367
Health Care Technology — 0.5%
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/01/24		11,848	11,851,035
Press Ganey Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 10/23/23		9,324	9,338,164
Press Ganey Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 6.50%), 8.58%, 10/21/24(c)		1,261	1,273,287

			22,462,486
Hotels, Restaurants & Leisure — 6.3%
1011778 BC ULC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.33%, 02/16/24		29,622	29,603,774
Aristocrat Leisure Ltd., Term Loan B, (LIBOR USD 3 Month + 1.75%), 4.10%, 10/19/24		6,363	6,344,859
Boyd Gaming Corp., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.21%, 09/15/21(c)		3,891	3,880,100
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.21%, 09/15/23		16,226	16,299,758
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 12/23/24		21,857	21,918,810
CCM Merger, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 08/06/21		5,437	5,457,830

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
CEC Entertainment, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 02/12/21	USD	5,401	$5,069,188
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 04/18/24		20,210	20,200,638
Dorna Sports SL, 1st Lien Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 05/03/24	EUR	2,000	2,296,637
Four Seasons Holdings, Inc., Term Loan F, (LIBOR USD 1 Month + 2.00%), 4.08%, 11/30/23	USD	5,574	5,569,124
Gateway Casinos & Entertainment Ltd., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.47%, 12/01/23		670	672,720
GVC Holdings plc, Term Loan, (EURIBOR 6 Month + 2.75%), 2.75%, 03/29/24	EUR	2,080	2,403,047
GVC Holdings plc, Term Loan B2, (LIBOR USD 1 Month + 2.50%), 4.58%, 03/15/24	USD	4,753	4,751,614
Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR USD 1 Month + 1.75%), 3.81%, 10/25/23		2,911	2,919,543
IRB Holding Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.32%, 02/05/25		7,331	7,362,174
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.83%, 04/03/25		5,743	5,734,838
Lakeland Tours LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.34%, 12/16/24		5,452	5,474,241
Marriott Ownership Resorts, Inc., Term Loan B, 08/09/25(h)		6,175	6,182,719
MGM Growth Properties LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 03/21/25		21,646	21,634,023
Penn National Gaming, Inc., 1st Lien Term Loan, 08/14/25(h)		3,028	3,031,785
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 04/29/24		6,770	6,710,651
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 02/22/24		12,296	12,307,502
Scientific Games International, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 08/14/24		18,327	18,271,360
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 07/10/25		31,913	32,150,114
Tackle Group SARL, Term Loan, 08/08/22(h)	EUR	2,000	2,315,209
Wyndham Hotels & Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.83%, 05/30/25	USD	7,475	7,482,475

			256,044,733
Household Durables — 0.5%
Serta Simmons Bedding LLC, Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.57% — 5.60%, 11/08/23		12,815	10,967,263
(LIBOR USD 1 Month + 8.00%), 10.07%, 11/08/24		4,206	2,902,206
Springs Window Fashions LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 6.31%, 05/25/25		6,145	6,152,681

			20,022,150
Household Products — 0.8%
Energizer Holdings, Inc., 1st Lien Term Loan B, 06/20/25(h)		3,410	3,427,050
Mastronardi Produce Ltd., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.35%, 05/01/25(c)		2,810	2,824,050
Prestige Brands, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 01/26/24		7,893	7,879,019

Security	Par (000)		Value
Household Products (continued)
Spectrum Brands, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.17% — 4.35%, 06/23/22	USD	14,558	$14,560,781
Varsity Brands, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 12/16/24		2,368	2,369,379

			31,060,279
Independent Power and Renewable Electricity Producers — 0.5%
AES Corp. (The), Term Loan, (LIBOR USD 3 Month + 1.75%), 4.07%, 05/31/22		6,932	6,923,760
Calpine Corp., 1st Lien Term Loan B5, (LIBOR USD 3 Month + 2.50%), 4.84%, 01/15/24		4,046	4,049,191
Calpine Corp., Term Loan B6, (LIBOR USD 3 Month + 2.50%), 4.84%, 01/15/23		3,599	3,603,720
Calpine Corp., Term Loan B7, (LIBOR USD 3 Month + 2.50%), 4.84%, 05/31/23		3,934	3,937,617
Dayton Power and Light Co. (The), Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 08/24/22(c)		3,443	3,438,926

			21,953,214
Industrial Conglomerates — 2.1%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 08/18/24		15,037	15,074,326
Carlisle Foodservice Products, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.07%, 03/16/25		2,518	2,494,546
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 03/29/25		23,327	23,399,550
Pro Mach Group, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.07%, 03/07/25		5,062	5,027,534
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.46% — 5.59%, 02/21/25		6,814	6,746,073
RBS Global, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.06%, 08/21/24		5,456	5,471,570
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.08%, 03/14/25		6,290	6,329,312
Vertiv Group Corp., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.31%, 11/30/23		22,618	22,589,606

			87,132,517
Insurance — 3.0%
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.07%, 05/09/25		12,239	12,234,358
AmWINS Group, Inc., Term Loan, 01/25/24(h)		15,023	15,041,860
AssuredPartners, Inc., Term Loan, 10/22/24(h)		5,994	5,987,757
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.08%, 11/03/23		13,233	13,271,236
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 8.58%, 08/04/25		10,789	11,094,652
Asurion LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 11/03/24		6,123	6,138,307
Asurion LLC, Term Loan B4, (LIBOR USD 1 Month + 3.00%), 5.08%, 08/04/22		10,122	10,170,761
Geronimo Intermediate Parent, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 06/22/23(c)		5,473	5,500,354
Hub International Ltd., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.17% — 5.34%, 04/25/25		8,015	8,004,500
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/01/21		13,536	13,502,017
Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 5.75%), 7.83% — 8.06%, 02/28/22		12,510	12,541,275

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Insurance (continued)
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.33%, 05/16/24	USD	9,073	$9,046,130

			122,533,207
Internet Software & Services — 1.1%
Aptean, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.59%, 12/20/22		6,073	6,086,182
Deck Chassis Acquisition, Inc., Term Loan, (LIBOR USD 1 Month + 6.00%), 8.08%, 06/15/23(c)		3,160	3,160,000
Go Daddy Operating Co. LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 02/15/24		18,552	18,598,702
GTT Communications, Inc., 1st Lien Term Loan, 05/31/25(h)		1,373	1,345,710
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.18% — 5.35%, 11/03/23		15,293	15,188,320
Zephyr Bidco Ltd., Term Loan B, 07/23/25(h)	GBP	2,000	2,591,292

			46,970,206
IT Services — 8.1%
Altran Technologies SA, Term Loan, (LIBOR USD 3 Month + 2.25%), 4.57%, 03/20/25	USD	3,067	3,056,577
Applied Systems, Inc., Term Loan:
(LIBOR USD 3 Month + 3.00%), 5.33%, 09/19/24		9,339	9,369,762
(LIBOR USD 3 Month + 7.00%), 9.33%, 09/19/25		2,282	2,338,682
Blackhawk Networks Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.00%), 5.18%, 05/23/25		8,236	8,259,706
BMC Software Finance, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 09/10/22		5,792	5,795,681
BMC Software Finance, Inc., Term Loan B, 09/01/25(h)		22,238	22,244,712
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.83%, 04/28/25		4,044	4,066,242
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 04/29/24		4,184	4,177,605
First Data Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 4.07%, 04/26/24		48,904	48,819,506
First Data Corp., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.07%, 07/08/22		3,285	3,283,182
Flexera Software LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 02/26/25		2,828	2,828,620
Gartner, Inc., Term Loan A, (LIBOR USD 1 Month + 1.75%), 3.83%, 03/21/22(c)		1,480	1,480,263
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.58% — 5.83%, 05/23/25		17,077	17,134,185
Information Resource, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 4.25%), 6.57%, 01/18/24		4,380	4,399,621
Learning Care Group (US) No. 2, Inc., Term Loan, 03/13/25(h)		1,291	1,288,365
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 11/29/24		19,855	19,801,289
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.33%, 12/01/25		5,845	5,839,155
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.59%, 08/01/25		8,060	7,898,924
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 08/01/24		10,084	9,877,174

Security	Par (000)		Value
IT Services (continued)
Solera LLC, Term Loan B1, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/03/23	USD	30,011	$29,973,134
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 09/30/22		20,357	20,403,120
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 05/01/24		17,382	17,412,746
TKC Holdings, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 8.00%), 10.08%, 02/01/24		7,385	7,361,229
TKC Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 02/01/23		10,240	10,231,693
Trans Union LLC, 1st Lien Term Loan B4, (LIBOR USD 1 Month + 2.00%), 4.08%, 06/19/25		5,957	5,975,645
Trans Union LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 04/10/23		14,637	14,663,747
Vantiv LLC, Term Loan B3, (LIBOR USD 1 Month + 1.75%), 3.81%, 10/16/23		1,945	1,944,469
Verscend Holding Corp., Term Loan B, 08/27/25(h)		23,942	24,076,756
WEX, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 06/30/23		18,139	18,167,829

			332,169,619
Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc., Term Loan:
(LIBOR USD 1 Month + 3.25%), 5.33%, 08/30/24		2,575	2,571,662
(LIBOR USD 1 Month + 7.00%), 9.08%, 08/30/25		1,855	1,853,850

			4,425,512
Machinery — 1.3%
Columbus Mckinnon Corp., 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.83%, 01/31/24(c)		884	885,332
Doosan Infracore International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 05/18/24		4,071	4,066,429
Gardner Denver, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 07/30/24		12,187	12,219,509
Gates Global LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.08%, 04/01/24		18,739	18,823,425
Hayward Industries, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 08/05/24		7,159	7,176,752
Titan Acquisition Ltd., Term Loan, 03/28/25(h)		12,257	11,600,237

			54,771,684
Marine — 0.1%
Silk Bidco AS, 1st Lien Term Loan B, (EURIBOR 6 Month + 4.00%), 4.00%, 02/24/25	EUR	2,000	2,319,573

Media — 7.3%
A-L Parent LLC, Term Loan(c):
(LIBOR USD 1 Month + 3.25%), 5.33% , 12/01/23	USD	5,860	5,903,572
12/01/23(h)		4,242	4,268,544
Altice US Finance I Corp., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 07/28/25		14,453	14,423,072
Cable One, Inc., Term Loan, (LIBOR USD 3 Month + 1.75%), 4.09%, 05/01/24		3,722	3,727,053
Cablevision CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.31%, 07/17/25		16,453	16,379,711
Charter Communications Operating LLC, Term Loan, (LIBOR USD 1 Month + 1.50%), 3.58%, 03/31/23		15,659	15,642,841

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
Charter Communications Operating LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 04/30/25	USD	24,264	$24,264,415
Creative Artists Agency LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.06%, 02/15/24		13,631	13,647,593
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.56%, 01/25/26		7,352	7,353,413
Getty Images, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 10/18/19		1,498	1,458,666
Gray Television, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.35%, 02/07/24		4,021	4,023,794
iHeartCommunications, Inc., Tranche D Term Loan, (LIBOR USD 3 Month + 6.75%), 8.83%, 01/30/19(d)(i)		16,255	12,096,702
iHeartCommunications, Inc., Tranche E Term Loan, (LIBOR USD 1 Month + 7.50%), 9.58%, 07/30/19(i)		5,460	4,059,182
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 1 Month + 4.50%), 6.56%, 01/02/24		8,453	8,858,408
Kingpin Intermediate Holdings LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 07/03/24		8,197	8,244,564
Lions Gate Entertainment, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.31%, 03/24/25		5,822	5,814,723
Live Nation Entertainment, Inc., 1st Lien Term Loan B3, (LIBOR USD 1 Month + 1.75%), 3.88%, 10/31/23		3,617	3,615,839
Meredith Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 01/31/25		5,602	5,614,179
Mission Broadcasting, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.60%, 01/17/24		929	932,040
Nexstar Broadcasting, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.60%, 01/17/24		6,826	6,849,082
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 02/01/24		5,747	5,711,330
Telenet Financing LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.31%, 08/15/26		20,630	20,366,349
Trader Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.06%, 09/28/23		14,726	14,734,928
Tribune Media Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 01/26/24		21,461	21,501,189
Unitymedia Finance LLC, Term Loan:
(LIBOR USD 1 Month + 2.00%), 4.06%, 06/01/23		4,732	4,723,905
01/15/26(h)		1,655	1,651,094
Unitymedia Hessen GmbH & Co. KG, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.31%, 09/30/25		10,644	10,618,774
Univision Communications, Inc., Term Loan C5, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/15/24		5,691	5,457,741
Virgin Media Bristol LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.56%, 01/15/26		26,257	26,239,145
William Morris Endeavor Entertainment LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 05/18/25		11,890	11,823,054
Xplornet Communications, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.33%, 09/09/21(c)		6,245	6,268,037

			296,272,939
Metals & Mining — 0.3%
AMG Advanced Metallurgical Group, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 01/30/25		5,102	5,095,384

Security	Par (000)		Value
Metals & Mining (continued)
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 1 Month + 4.50%), 6.58%, 07/31/25	USD	3,648	$3,679,920
Oxbow Carbon LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 01/04/23		2,000	2,010,983
Preferred Proppants LLC, Term Loan, (LIBOR USD 3 Month + 7.75%), 10.08%, 07/27/20(c)		1,532	1,375,684

			12,161,971
Multiline Retail — 0.8%
Academy Ltd., Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.10%, 07/01/22		9,156	7,519,601
Evergreen AcqCo 1 LP, Term Loan C, (LIBOR USD 3 Month + 3.75%), 5.93% — 6.10%, 07/09/19		2,031	1,968,139
Hudsons Bay Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.31%, 09/30/22		11,699	11,207,823
Leslie’s Poolmart, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.70%, 08/16/23		6,135	6,131,426
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 10/25/20		5,434	5,036,903

			31,863,892
Multi-Utilities — 0.2%
Exgen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.32%, 11/28/24(c)		3,246	3,254,230
USIC Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 12/08/23		5,476	5,500,159

			8,754,389
Oil, Gas & Consumable Fuels — 3.2%
BCP Raptor LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 6.33%, 06/24/24		13,527	13,086,982
Brazos Delaware II LLC, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.08%, 05/21/25		5,526	5,472,453
Bronco Midstream Funding LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.57%, 08/14/23		2,555	2,566,367
California Resources Corp., Term Loan:
(LIBOR USD 1 Month + 10.38%), 12.44%, 12/31/21		9,305	10,287,766
(LIBOR USD 1 Month + 4.75%), 6.82%, 12/31/22		11,354	11,510,117
Chesapeake Energy Corp., Term Loan, (LIBOR USD 1 Month + 7.50%), 9.58%, 08/23/21		14,677	15,302,990
CONSOL Energy, Inc., Term Loan:
(LIBOR USD 1 Month + 4.25%), 6.33%, 11/26/21(c)		1,442	1,452,626
(LIBOR USD 1 Month + 6.00%), 8.08%, 11/28/22		10,566	10,824,041
EURO Garages Ltd., Term Loan B, 02/07/25(h)		10,299	10,294,653
EURO Garages Ltd., Term Loan B1, (LIBOR USD 3 Month + 4.00%), 6.27%, 02/07/25		3,616	3,614,419
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.08%, 03/01/24		11,230	10,850,988
GIP III Stetson I LP, Term Loan, 07/18/25(h)		4,584	4,615,538
Lucid Energy Group II Borrower LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 02/17/25		5,706	5,612,982
Medallian Midland Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 10/30/24		5,901	5,839,485
MEG Energy Corp., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 12/31/23		2,047	2,048,161
Oryx Southern Delaware Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 02/28/25		3,791	3,708,360

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Seadrill Operating LP, Term Loan B, (LIBOR USD 3 Month + 6.00%), 8.33%, 02/21/21	USD	3,293	$3,070,691
Terra-Gen Finance Co. LLC, Term Loan B1, (LIBOR USD 1 Month + 4.25%), 6.33%, 12/09/21(c)		7,235	6,403,218
Vine Oil & Gas LP, Term Loan B, (LIBOR USD 1 Month + 6.88%), 8.95%, 11/25/21(c)		5,662	5,662,000

			132,223,837
Paper & Forest Products — 0.1%
Frontdoor, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.63%, 08/14/25		3,751	3,755,689

Pharmaceuticals — 3.1%
Akorn, Inc., Term Loan, (LIBOR USD 1 Month + 4.75%), 6.88%, 04/16/21		7,641	7,393,002
Alphabet Holding Co., Inc., Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.58%, 09/26/24		18,117	17,188,223
(LIBOR USD 1 Month + 7.75%), 9.83%, 09/26/25		7,983	7,084,912
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 5.63%, 03/21/25		16,791	16,896,072
Bausch Health Co., Inc., Term Loan, 06/02/25(h)		30,691	30,788,197
Catalent Pharma Solutions, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 05/20/24		10,883	10,913,785
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.38%, 04/29/24		9,947	9,996,642
Grifols Worldwide Operations Ltd., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.21%, 01/31/25		18,260	18,330,706
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.20%, 09/24/24		6,402	6,345,925

			124,937,464
Professional Services — 0.1%
ON Assignment, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 04/02/25		5,048	5,047,662

Real Estate Management & Development — 0.5%
ESH Hospitality, Inc. Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 08/30/23		10,463	10,444,818
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.32%, 02/08/25		11,477	11,497,573

			21,942,391
Road & Rail — 0.2%
Avolon Borrower 1 LLC, 1st Lien Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.08%, 01/15/25		2,851	2,847,123
Gruden Acquisition, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 7.83%, 08/18/22		3,721	3,735,009

			6,582,132
Semiconductors & Semiconductor Equipment — 0.4%
MaxLinear, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.56%, 05/13/24(c)		1,597	1,596,823
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 05/29/25		12,990	12,965,709
ON Semiconductor Corp., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.83%, 03/31/23		1,994	1,995,946

			16,558,478

Security	Par (000)		Value
Software — 6.1%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 07/12/24	USD	5,667	$5,653,007
Barracuda Networks, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.31%, 02/12/25		4,414	4,413,937
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 6.83% — 6.95%, 09/29/23		6,732	6,709,238
Greeneden US Holdings I LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 12/01/23		10,878	10,895,906
Hyland Software, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.00%), 9.08%, 07/07/25		3,340	3,376,540
Hyland Software, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 07/01/22		6,937	6,973,536
Infor US, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/01/22		19,273	19,282,842
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 08/05/22		16,592	16,667,099
Kronos, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.16% — 5.34%, 11/01/23		21,284	21,327,053
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.59%, 11/01/24		8,065	8,232,994
MA Financeco LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 06/21/24(c)		771	769,100
McAfee LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.57%, 09/30/24		16,603	16,735,328
Misys Ltd., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 06/13/24		8,799	8,752,414
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.58%, 10/20/22		9,901	9,909,353
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 07/31/25		4,909	4,890,591
Project Leopard Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.08%, 07/07/23(c)		4,104	4,119,429
Qlik Technologies, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.99%, 04/26/24		9,559	9,554,656
Renaissance Learning, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.58%, 05/24/25		3,530	3,516,763
Solar Winds Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 02/05/24		21,922	21,987,453
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.33%, 04/16/25		9,898	9,903,176
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 04/16/25		25,448	25,460,770
SS&C Technologies Holdings, Inc., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.33%, 07/08/22		13,230	13,250,236
SS&C Technologies, Inc., 1st Lien Term Loan B5, 04/16/25(h)		3,591	3,591,754
TIBCO Software, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 12/04/20		12,984	13,013,520

			248,986,695
Specialty Retail — 1.3%
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.84%, 11/07/24		11,155	11,187,326
CD&R Firefly Bidco Ltd., Term Loan, (LIBOR GBP 3 Month + 4.50%), 5.25%, 06/23/25	GBP	2,000	2,572,157
Harbor Freight Tools USA, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 08/18/23	USD	7,642	7,630,535

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Specialty Retail (continued)
Michaels Stores, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.56% — 4.58%, 01/30/23	USD	3,780	$3,762,508
Optiv Security, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.31%, 01/31/25(c)		4,714	4,542,779
Optiv Security, Inc., Term Loan, 02/01/24(h)		14,955	14,469,287
Party City Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 4.83% — 5.28%, 08/19/22		2,153	2,160,752
Petco Animal Supplies, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.59%, 01/26/23		4,358	3,178,136
Staples, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.34%, 09/12/24		4,029	4,015,325

			53,518,805
Technology Hardware, Storage & Peripherals — 0.9%
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 09/07/23		11,182	11,177,242
Seattle SpinCo, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 06/21/24(c)		5,207	5,193,920
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.82%, 04/29/23		19,010	18,996,086

			35,367,248
Trading Companies & Distributors — 0.9%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.32%, 01/02/25		16,803	16,708,555
HD Supply, Inc., Term Loan B3, (LIBOR USD 1 Month + 2.25%), 4.32%, 08/13/21		10,693	10,739,478
HD Supply, Inc., Term Loan B4, (LIBOR USD 1 Month + 2.50%), 4.57%, 10/17/23		3,694	3,716,272
Nexeo Solutions LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.56% — 5.59%, 06/09/23		4,504	4,525,231

			35,689,536
Water Utilities — 0.3%
AI Aqua Merger Sub, Inc., (LIBOR USD 1 Month + 3.25%), 5.33%, 12/13/23(c)		3,568	3,540,956
Culligan NewCo Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 12/13/23		4,169	4,148,315
EWT Holdings III Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.00%), 5.08% — 5.30%, 12/20/24		6,171	6,174,900

			13,864,171
Wireless Telecommunication Services — 1.8%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.57%, 05/27/24		7,982	7,450,092
Hargray Communications Group, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 05/16/24		7,967	7,987,383
New Lightsquared LLC, 1st Lien Term Loan, 12/07/20(h)		33,310	27,040,487
SBA Senior Finance II LLC, 2nd Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 04/06/25		8,330	8,299,807
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.63%, 02/02/24		18,402	18,402,370
Telesat Canada, Term Loan B4, (LIBOR USD 3 Month + 2.50%), 4.84%, 11/17/23		3,583	3,585,697

			72,765,836

Total Floating Rate Loan Interests — 87.7% (Cost: $3,590,406,507)			3,575,430,467

Security	Shares		Value
Investment Companies — 2.0%
Invesco Senior Loan ETF(j)		3,520,000	$81,171,200

Total Investment Companies — 2.0% (Cost: $81,117,617)			81,171,200

	Beneficial Interest (000)
Other Interests — 0.0%(k)

Capital Markets — 0.0%
Millennium Lender Claim(c)(d)	USD	15,011	—

Total Other Interests — 0.0%			—

	Shares
Preferred Stocks — 0.0%

Diversified Consumer Services — 0.0%
Education Management Corp., Series A-1, 7.50%(c)(d)		1,705	—

Total Preferred Stocks — 0.0% (Cost: $72,105)			—

Warrants — 0.0%

Machinery — 0.0%
AFGlobal Corp. (Issued/exercisable 06/08/17, 1 share for 1 warrant, Expires 06/08/22, Strike Price USD 0.00)(c)(d)		17,095	—

Total Warrants — 0.0%			—

Total Long-Term Investments — 96.1% (Cost: $3,931,658,306)			3,915,749,016

Short-Term Securities — 7.5%(l)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.85%(n)		259,585,142	259,585,142
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 1.75%		10,236,484	10,236,484
SL Liquidity Series, LLC, Money Market Series, 2.19%(m)(n)		36,796,209	36,803,569

Total Short-Term Securities — 7.5% (Cost: $306,624,126)			306,625,195

Total Options Purchased — 0.0% (Cost: $80,379)			29,500

Total Investments Before Options Written — 103.6% (Cost: $4,238,362,811)			4,222,403,711

Total Options Written — 0.0% (Premium Received — $11,766)			(6,000)

Total Investments Net of Options Written — 103.6% (Cost: $4,238,351,045)			4,222,397,711
Liabilities in Excess of Other Assets — (3.6)%			(146,132,873)

Net Assets — 100.0%			$4,076,264,838

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Security, or a portion of the security, is on loan.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(l)	Annualized 7-day yield as of period end.
(m)	Security was purchased with the cash collateral from loaned securities.

(n)

During the year ended August 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the fund were as follows:

Affiliate	Shares Held at 08/31/17	Shares Purchased		Shares Sold	Shares Held at 08/31/18	Value at 08/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	211,598,707	47,986,435	(b)	—	259,585,142	$259,585,142	$2,861,406		$587	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	801,000		(801,000)	—	—	534,383		(384,533)	—
SL Liquidity Series, LLC, Money Market Series	—	36,796,209	(b)	—	36,796,209	36,803,569	1,315	(c)	—	1,069

						$296,388,711	$3,397,104		$(383,946)	$1,069

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,820,468	EUR	4,980,000	State Street Bank and Trust Co.	09/06/18	$39,530
USD	17,198,539	EUR	14,648,000	UBS AG	09/06/18	194,691
USD	2,429,680	GBP	1,849,000	Toronto Dominion Bank	09/06/18	32,457
USD	24,041,625	EUR	20,615,000	Barclays Bank plc	10/04/18	61,285
USD	2,392,874	GBP	1,840,000	JP Morgan Chase Bank NA	10/04/18	4,608

						332,571

EUR	20,615,000	USD	23,991,737	Barclays Bank plc	09/06/18	(61,212)
GBP	1,840,000	USD	2,390,160	JP Morgan Chase Bank NA	09/06/18	(4,605)
USD	1,174,485	EUR	1,014,000	Goldman Sachs International	09/06/18	(2,598)

						(68,415)

	Net Unrealized Appreciation					$264,156

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
iShares iBoxx $ High Yield Corporate Bond ETF	2,000	09/21/18	USD	84.00	USD	17,272	$9,000
iShares iBoxx $ High Yield Corporate Bond ETF	1,000	10/19/18	USD	84.00	USD	8,636	20,500

							$29,500

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
iShares iBoxx $ High Yield Corporate Bond ETF	1,000	10/19/18	USD	81.00	USD	8,636	$(6,000)

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (Amount)/ Reference	Frequency	Rate/Reference	Frequency
3 month LIBOR	At Termination	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	At Termination	Credit Suisse International	09/20/18	USD 20,000	$16,067	$(21,533)	$37,600
3 month LIBOR	At Termination	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	At Termination	JP Morgan Chase Bank NA	09/20/18	USD 40,000	363,270	(4,675)	367,945

							$379,337	$(26,208)	$405,545

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.32%

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$—	$(26,208)	$405,545	$—	$—
Options Written	NA	NA	5,766	—	(6,000)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$332,571	$—	$—	$332,571
Options purchased
Investments at value — unaffiliated(a)	—	—	29,500	—	—	—	29,500
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	405,545	—	—	—	405,545

	$—	$—	$435,045	$332,571	$—	$—	$767,616

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$68,415	$—	$—	$68,415
Options written
Options written, at value	—	—	6,000	—	—	—	6,000
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	26,208	—	—	—	26,208

	$—	$—	$32,208	$68,415	$—	$—	$100,623

(a)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$36,174	$—	$—	$36,174
Options purchased(a)	—	—	—	—	406,881	—	406,881
Swaps	—	75,113	49,990	—	—	—	125,103

	$—	$75,113	$49,990	$36,174	$406,881	$—	$568,158

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$223,035	$—	$—	$223,035
Options purchased(b)	—	—	(50,879)	—	338,827	—	287,948
Options written	—	—	5,766	—	—	—	5,766
Swaps	—	—	405,545	—	—	—	405,545

	$—	$—	$360,432	$223,035	$338,827	$—	$922,294

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$16,330,863
Average amounts sold — in USD	$26,381,897
Options:
Average value of option contracts purchased	$7,375
Average value of option contracts written	$1,500
Average notional value of swaption contracts purchased	$59,404,943
Credit default swaps:
Average notional value — buy protection	$5,699,500
Average notional value — sell protection	$9,219,250
Total return swaps:
Average notional value	$15,000,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$332,571	$68,415
Options(a)	29,500	6,000
Swaps — OTC(b)	405,545	26,208

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$767,616	$100,623
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(29,500)	(6,000)

Total derivative assets and liabilities subject to an MNA	$738,116	$94,623

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank plc	$61,285	$(61,212)	$—	$—	$73
Credit Suisse International	37,600	(21,533)	—	—	16,067
JP Morgan Chase Bank NA	372,553	(9,280)	—	(280,000)	83,273
State Street Bank and Trust Co.	39,530	—	—	—	39,530
Toronto Dominion Bank	32,457	—	—	—	32,457
UBS AG	194,691	—	—	—	194,691

	$738,116	$(92,025)	$—	$(280,000)	$366,091

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Barclays Bank plc	$61,212	$(61,212)	$—	$—	$—
Credit Suisse International	21,533	(21,533)	—	—	—
Goldman Sachs International	2,598	—	—	—	2,598
JP Morgan Chase Bank NA	9,280	(9,280)	—	—	—

	$94,623	$(92,025)	$—	$—	$2,598

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$122,440,689	$7,548,976	$129,989,665
Common Stocks:
Chemicals	—	—	104,492	104,492
Diversified Consumer Services	—	—	15	15
Diversified Financial Services	—	418,770	—	418,770
Electric Utilities	—	—	3,371,580	3,371,580
Health Care Providers & Services	—	718	—	718
Hotels, Restaurants & Leisure	1,082,965	—	—	1,082,965
Machinery	—	312,330	—	312,330
Corporate Bonds(a)	—	123,866,814	—	123,866,814
Floating Rate Loan Interests:
Aerospace & Defense	—	23,110,033	7,462,491	30,572,524
Air Freight & Logistics	—	3,592,841	—	3,592,841
Airlines	—	—	229,113	229,113
Auto Components	—	11,005,670	—	11,005,670
Automobiles	—	5,431,220	5,285,193	10,716,413
Building Products	—	34,986,160	—	34,986,160
Capital Markets	—	28,134,175	—	28,134,175
Chemicals	—	109,154,488	19,925,272	129,079,760
Commercial Services & Supplies	—	179,130,540	7,305,812	186,436,352
Communications Equipment	—	9,308,924	—	9,308,924
Construction & Engineering	—	16,761,450	—	16,761,450

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio

	Level 1	Level 2	Level 3	Total
Construction Materials	$—	$42,513,388	$—	$42,513,388
Consumer Finance	—	3,559,542	—	3,559,542
Containers & Packaging	—	61,173,668	—	61,173,668
Distributors	—	16,280,203	—	16,280,203
Diversified Consumer Services	—	113,335,504	7,006,473	120,341,977
Diversified Financial Services	—	50,606,495	3,800,490	54,406,985
Diversified Telecommunication Services	—	145,591,107	—	145,591,107
Electric Utilities	—	49,532,870	—	49,532,870
Electrical Equipment	—	20,139,183	8,306,325	28,445,508
Electronic Equipment, Instruments & Components	—	3,085,488	—	3,085,488
Energy Equipment & Services	—	27,058,722	3,865,800	30,924,522
Equity Real Estate Investment Trusts (REITs)	—	32,519,424	—	32,519,424
Food & Staples Retailing	—	18,590,763	—	18,590,763
Food Products	—	93,627,290	3,352,381	96,979,671
Gas Utilities	—	7,085,208	—	7,085,208
Health Care Equipment & Supplies	—	67,645,079	—	67,645,079
Health Care Providers & Services	—	196,398,505	17,374,862	213,773,367
Health Care Technology	—	21,189,199	1,273,287	22,462,486
Hotels, Restaurants & Leisure	—	252,164,633	3,880,100	256,044,733
Household Durables	—	20,022,150	—	20,022,150
Household Products	—	28,236,229	2,824,050	31,060,279
Independent Power and Renewable Electricity Producers	—	18,514,288	3,438,926	21,953,214
Industrial Conglomerates	—	87,132,517	—	87,132,517
Insurance	—	117,032,853	5,500,354	122,533,207
Internet Software & Services	—	43,810,206	3,160,000	46,970,206
IT Services	—	330,689,356	1,480,263	332,169,619
Life Sciences Tools & Services	—	4,425,512	—	4,425,512
Machinery	—	53,886,352	885,332	54,771,684
Marine	—	2,319,573	—	2,319,573
Media	—	279,832,786	16,440,153	296,272,939
Metals & Mining	—	10,786,287	1,375,684	12,161,971
Multiline Retail	—	31,863,892	—	31,863,892
Multi-Utilities	—	5,500,159	3,254,230	8,754,389
Oil, Gas & Consumable Fuels	—	118,705,993	13,517,844	132,223,837
Paper & Forest Products	—	3,755,689	—	3,755,689
Pharmaceuticals	—	124,937,464	—	124,937,464
Professional Services	—	5,047,662	—	5,047,662
Real Estate Management & Development	—	21,942,391	—	21,942,391
Road & Rail	—	6,582,132	—	6,582,132
Semiconductors & Semiconductor Equipment	—	14,961,655	1,596,823	16,558,478
Software	—	244,098,166	4,888,529	248,986,695
Specialty Retail	—	48,976,026	4,542,779	53,518,805
Technology Hardware, Storage & Peripherals	—	30,173,328	5,193,920	35,367,248
Trading Companies & Distributors	—	35,689,536	—	35,689,536
Water Utilities	—	10,323,215	3,540,956	13,864,171
Wireless Telecommunication Services	—	72,765,836	—	72,765,836
Investment Companies	81,171,200	—	—	81,171,200
Other Interests(a)	—	—	—	—
Preferred Stocks(a)	—	—	—	—
Warrants	—	—	—	—
Short-Term Securities	269,821,626	—	—	269,821,626
Options Purchased:
Equity contracts	29,500	—	—	29,500
Unfunded Floating Rate Loan Interests(b)	—	4,071	—	4,071
Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(13,867)	—	(13,867)

Subtotal	$352,105,291	$3,661,752,550	$171,732,505	$4,185,590,346

Investments valued at NAV(c)				36,803,569

Total Investments				$4,222,393,915

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Floating Rate Income Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(d)
Assets:
Equity contracts	$—	$405,545	$—	$405,545
Foreign currency exchange contracts	—	332,571	—	332,571
Liabilities:
Equity contracts	(6,000)	—	—	(6,000)
Foreign currency exchange contracts	—	(68,415)	—	(68,415)

	$(6,000)	$669,701	$—	$663,701

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	As of August 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are swaps, forward foreign currency exchange contracts and options written. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended August 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interest	Other Interests	Preferred Securities	Options Purchased	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets:
Opening balance, as of August 31, 2017	$1,000,000	$487,254	$1	$123,714,948	$84	$938	$4	$10,932	$125,214,161
Transfers into Level 3(a)	—	—	—	53,912,006	—	—	—	—	53,912,006
Transfers out of Level 3(b)	(1,000,000)	(145,395)	—	(43,451,964)	—	—	—	—	(44,597,359)
Other(c)	84	—	—	—	(84)	—	—	—	—
Accrued discounts/premiums	—	—	—	208,339	—	—	—	—	208,339
Net realized gain (loss)	—	159,557	—	(347,154)	—	—	—	—	(187,597)
Net change in unrealized appreciation (depreciation)(d)(e)	(84)	(67,970)	(1)	657,771	—	(938)	(4)	(10,932)	577,842
Purchases	7,548,976	3,202,197	—	98,851,076	—	—	—	—	109,602,249
Sales	—	(159,556)	—	(72,837,580)	—	—	—	—	(72,997,136)

Closing balance, as of August 31, 2018	$7,548,976	$3,476,087	$—	$160,707,442	$—	$—	$—	$—	$171,732,505

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018(e)	$(84)	$185,881	$—	$427,767	$—	$—	$—	$—	$613,564

(a)

As of August 31, 2017, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2018, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of August 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Other Interests.
(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	25

Statement of Assets and Liabilities

August 31, 2018

BlackRock Floating Rate Income Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $35,743,000) (cost — $3,941,975,169)	$3,926,015,000
Investments at value — affiliated (cost — $296,387,642)	296,388,711
Cash	72,801
Foreign currency at value (cost — $970,093)	996,075
Receivables:
Investments sold	33,262,333
Securities lending income — affiliated	1,315
Capital shares sold	9,971,288
Dividends — affiliated	418,878
Dividends — unaffiliated	4,157
Interest — unaffiliated	11,300,399
From the Manager	89
Unrealized appreciation on:
Forward foreign currency exchange contracts	332,571
OTC swaps	405,545
Unfunded floating rate loan interests	4,071
Prepaid expenses	116,721

Total assets	4,279,289,954

LIABILITIES
Cash received as collateral for OTC derivatives	280,000
Cash collateral on securities loaned at value	36,802,500
Options written at value (premium received $11,766)	6,000
Payables:
Investments purchased	147,313,964
Capital shares redeemed	11,361,408
Income dividend distributions	3,455,695
Service and distribution fees	230,615
Administration fees	195,801
Board realignment and consolidation	219,927
Investment advisory fees	1,677,478
Trustees’ and Officer’s fees	15,125
Other affiliates	12,343
Other accrued expenses	1,345,770
Swap premiums received	26,208
Unrealized depreciation on:
Forward foreign currency exchange contracts	68,415
Unfunded floating rate loan interests	13,867

Total liabilities	203,025,116

NET ASSETS	$4,076,264,838

NET ASSETS CONSIST OF
Paid-in capital	$4,148,470,733
Undistributed net investment income	1,428,452
Accumulated net realized loss	(58,664,246)
Net unrealized appreciation (depreciation)	(14,970,101)

NET ASSETS	$4,076,264,838

NET ASSET VALUE
Institutional — Based on net assets of $2,958,917,591 and 291,487,457 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$10.15

Investor A — Based on net assets of $546,842,867 and 53,875,924 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$10.15

Investor C — Based on net assets of $119,170,673 and 11,743,687 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$10.15

Investor C1 — Based on net assets of $10,312,888 and 1,016,416 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$10.15

Class K — Based on net assets of $441,020,819 and 43,464,125 shares outstanding, unlimited number of shares authorized, $0.001 par value.	$10.15

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended August 31, 2018

BlackRock Floating Rate Income Portfolio

INVESTMENT INCOME
Dividends — affiliated	$3,395,789
Dividends — unaffiliated	422,504
Interest — unaffiliated	188,162,077
Securities lending income — affiliated — net	1,315

Total investment income	191,981,685

EXPENSES
Investment advisory	18,854,162
Service and distribution — class specific	2,766,866
Transfer agent — class specific	2,105,147
Administration	1,417,766
Administration — class specific	760,196
Accounting services	568,729
Registration	261,291
Board realignment and consolidation	219,927
Professional	219,623
Printing	82,759
Trustees and Officer	60,883
Custodian	43,724
Recoupment of past waived and/or reimbursed fees — class specific	29,759
Miscellaneous	882,822

Total expenses	28,273,654
Less:
Administration fees waived — class specific	(149)
Fees waived and/or reimbursed by the Manager	(196,141)
Transfer agent fees waived and /or reimbursed — class specific	(89)

Total expenses after fees waived and/or reimbursed	28,077,275

Net investment income	163,904,410

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(384,533)
Investments — unaffiliated	(19,031)
Capital gain distributions from investment companies — affiliated	587
Forward foreign currency exchange contracts	36,174
Foreign currency transactions	898,535
Swaps . . . . .	125,103

656,835

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	1,069
Investments — unaffiliated	(19,506,590)
Forward foreign currency exchange contracts	223,035
Foreign currency translations	251,783
Options written	5,766
Swaps . . . . .	405,545
Unfunded floating rate loan interests	(20,728)

(18,640,120)

Net realized and unrealized loss	(17,983,285)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$145,921,125

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets

	BlackRock Floating Rate Income Portfolio
	Year Ended August 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$163,904,410	$137,376,212
Net realized gain	656,835	12,098,105
Net change in unrealized appreciation (depreciation)	(18,640,120)	9,660,974

Net increase in net assets resulting from operations	145,921,125	159,135,291

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(124,225,147)	(102,018,572)
Investor A	(23,202,420)	(23,346,335)
Investor C	(4,191,072)	(4,198,206)
Investor C1	(460,073)	(1,207,220)
Class K	(11,728,056)	(6,712,325)

Decrease in net assets resulting from distributions to shareholders	(163,806,768)	(137,482,658)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	384,520,256	660,696,164

NET ASSETS
Total increase in net assets	366,634,613	682,348,797
Beginning of year	3,709,630,225	3,027,281,428

End of year	$4,076,264,838	$3,709,630,225

Undistributed net investment income, end of year	$1,428,452	$98,017

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(for a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio
	Institutional
	Year Ended August 31,
	2018	2017	2016	2015 (a)	2014 (a)
Net asset value, beginning of year	$10.20	$10.12	$10.20	$10.46	$10.43

Net investment income(b)	0.45	0.42	0.42	0.44	0.44
Net realized and unrealized gain (loss)	(0.05)	0.08	(0.08)	(0.24)	0.01

Net increase from investment operations	0.40	0.50	0.34	0.20	0.45

Distributions from net investment income(c)	(0.45)	(0.42)	(0.42)	(0.46)	(0.42)

Net asset value, end of year	$10.15	$10.20	$10.12	$10.20	$10.46

Total Return(d)
Based on net asset value	3.96%	5.01%	3.48%	1.98%	4.42%

Ratios to Average Net Assets(e)
Total expenses(f)	0.66%	0.67%	0.68%	0.69%	0.72%

Total expenses after fees waived and/or reimbursed	0.66%	0.67%	0.67%	0.68%	0.70%

Net investment income	4.39%	4.10%	4.23%	4.26%	4.19%

Supplemental Data
Net assets, end of year (000)	$2,958,918	$2,753,882	$2,290,192	$1,862,771	$1,607,319

Portfolio turnover rate	60%	112%	72%	78%	87%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.01%

(f)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the expense ratios were as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Expense ratios	0.66%	N/A	N/A	0.67%	0.69%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(for a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio (continued)
	Investor A
	Year Ended August 31,
	2018	2017	2016	2015 (a)	2014 (a)
Net asset value, beginning of year	$10.20	$10.12	$10.20	$10.46	$10.42

Net investment income(b)	0.42	0.39	0.39	0.42	0.41
Net realized and unrealized gain (loss)	(0.05)	0.08	(0.08)	(0.25)	0.02

Net increase from investment operations	0.37	0.47	0.31	0.17	0.43

Distributions from net investment income(c)	(0.42)	(0.39)	(0.39)	(0.43)	(0.39)

Net asset value, end of year	$10.15	$10.20	$10.12	$10.20	$10.46

Total Return(d)
Based on net asset value	3.65%	4.69%	3.14%	1.68%	4.23%

Ratios to Average Net Assets(e)
Total expenses(f)	0.97%	0.99%	1.01%	0.98%	0.98%

Total expenses after fees waived and/or reimbursed	0.96%	0.98%	1.01%	0.97%	0.97%

Net investment income	4.08%	3.79%	3.89%	4.04%	3.86%

Supplemental Data
Net assets, end of year (000)	$546,843	$607,709	$554,628	$597,767	$600,954

Portfolio turnover rate	60%	112%	72%	78%	87%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.01%

(f)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the expense ratios were as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	1.00%	N/A	0.97%

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(for a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio (continued)
	Investor C
	Year Ended August 31,
	2018	2017	2016	2015 (a)	2014 (a)
Net asset value, beginning of year	$10.19	$10.11	$10.19	$10.46	$10.42

Net investment income(b)	0.34	0.31	0.32	0.33	0.33
Net realized and unrealized gain (loss)	(0.04)	0.08	(0.08)	(0.25)	0.03

Net increase from investment operations	0.30	0.39	0.24	0.08	0.36

Distributions from net investment income(c)	(0.34)	(0.31)	(0.32)	(0.35)	(0.32)

Net asset value, end of year	$10.15	$10.19	$10.11	$10.19	$10.46

Total Return(d)
Based on net asset value	3.01%	3.94%	2.42%	0.83%	3.45%

Ratios to Average Net Assets(e)
Total expenses(f)	1.69%	1.70%	1.71%	1.72%	1.74%

Total expenses after fees waived and/or reimbursed	1.68%	1.70%	1.70%	1.71%	1.73%

Net investment income	3.36%	3.08%	3.19%	3.25%	3.15%

Supplemental Data
Net assets, end of year (000)	$119,171	$133,144	$128,754	$129,526	$151,454

Portfolio turnover rate	60%	112%	72%	78%	87%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.01%

(f)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the expense ratios were as follows:

.	Year Ended August 31,
	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	1.71%	1.73%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(for a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio (continued)
	Investor C1
	Year Ended August 31,
	2018	2017	2016	2015 (a)	2014 (a)
Net asset value, beginning of year	$10.19	$10.12	$10.20	$10.46	$10.42

Net investment income(b)	0.37	0.34	0.35	0.36	0.36
Net realized and unrealized gain (loss)	(0.04)	0.07	(0.09)	(0.24)	0.02

Net increase from investment operations	0.33	0.41	0.26	0.12	0.38

Distributions from net investment income(c)	(0.37)	(0.34)	(0.34)	(0.38)	(0.34)

Net asset value, end of year	$10.15	$10.19	$10.12	$10.20	$10.46

Total Return(d)
Based on net asset value	3.28%	4.11%	2.69%	1.19%	3.73%

Ratios to Average Net Assets(e)
Total expenses(f)	1.43%	1.44%	1.45%	1.45%	1.47%

Total expenses after fees waived and/or reimbursed	1.42%	1.44%	1.44%	1.45%	1.46%

Net investment income	3.61%	3.39%	3.46%	3.53%	3.41%

Supplemental Data
Net assets, end of year (000)	$10,313	$14,792	$47,450	$56,260	$75,517

Portfolio turnover rate	60%	112%	72%	78%	87%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.01%

(f)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the expense ratios were as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	1.45%

See notes to financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(for a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio (continued)
	Class K
	Year Ended August 31,		Period from 03/28/2016 (a) to 08/31/2016
	2018	2017
Net asset value, beginning of period	$10.19	$10.11	$9.90

Net investment income(b)	0.45	0.42	0.19
Net realized and unrealized gain (loss)	(0.04)	0.08	0.21

Net increase from investment operations	0.41	0.50	0.40

Distributions from net investment income(c)	(0.45)	(0.42)	(0.19)

Net asset value, end of period	$10.15	$10.19	$10.11

Total Return(d)
Based on net asset value	4.09%	5.05%	4.05	%(e)

Ratios to Average Net Assets(f)
Total expenses(g)	0.63%	0.65%	0.63	%(h)

Total expenses after fees waived and/or reimbursed	0.63%	0.63%	0.63	%(h)

Net investment income	4.44%	4.08%	4.44	%(h)

Supplemental Data
Net assets, end of period (000)	$441,021	$200,103	$6,258

Portfolio turnover rate	60%	112%	72%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,		Period from 03/28/2016 (a) to 08/31/2016
	2018	2017
Investments in underlying funds	0.02%	0.01%	0.01%

(g)	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the expense ratios were as follows:

	Year Ended August 31,		Period from 03/28/2016 (a) to 08/31/2016
	2018	2017
Expense ratios	0.62%	N/A	N/A

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Floating Rate Income Portfolio (“Floating Rate Income” or the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization and through dividend and capital gain reinvestment by current holders. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares . . . . . . . . . . . .	Yes	No	(a)	None
Investor C Shares	No	Yes		None
Investor C1 Shares	No	No	(b)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of August 31, 2018 certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receives investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Access CIG LLC, 2nd Lien Term Loan	$55,143	$55,143	$55,258	$115
Access CIG LLC, Term Loan	304,261	304,261	305,213	952
Carlisle Foodservice Products, Inc., Term Loan DD	569,425	568,002	564,090	(3,912)
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan	902,239	902,239	905,243	3,004
Mavis Tire Express Services Corp., Delayed Draw 1st Lien Term Loan	995,543	995,543	985,588	(9,955)

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM, if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup	$1,153,000	$(1,153,000)	—
Fidelity Investments	34,590,000	(34,590,000)	—

	$35,743,000	$(35,743,000)	—

(a)

Cash collateral with a value of $36,802,500 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities they anticipate purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help them mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
Greater than $3 Billion	0.450

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Service fee	0.25%	0.25%	0.25%
Distribution fee	—	0.75	0.50

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended August 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Investor C1	Total
Service and distribution fees	$1,422,447	$1,248,665	$95,754	$2,766,866

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below:

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended August 31, 2018, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$566,205	$113,791	$24,972	$2,553	$52,675	$760,196

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended August 31, 2018, the Fund paid $259 and $9 for Institutional and Investor A Shares, respectively, to affiliates of BlackRock in return for these services.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended August 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$7,334	$5,816	$3,600	$119	$2,756	$19,625

For the year ended August 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$1,404,170	$573,180	$89,297	$7,967	$30,533	$2,105,147

Other Fees: For the year ended August 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $20,237.

For the year ended August 31, 2018, affiliates received CDSCs as follows:

Investor A	$37,049
Investor C	23,791

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended August 31, 2018, the amount waived and/or reimbursed was $145,160.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through December 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended August 31, 2018, the Manager waived and/or reimbursed $46,782 in investment advisory fees pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.70%	1.05%	1.80%	1.80%	0.65%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through December 31, 2019, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended August 31, 2018, the Manager waived $4,199, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended August 31, 2018, class specific expense waivers and/or reimbursements are as follows:

Class K
Administration fees waived	$149

Class K
Transfer agent fees waived and/or reimbursed	$89

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended August 31, 2018, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Fund:

Institutional	Class K	Total
$8,732	$21,027	$29,759

On August 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expires August 31,
	2019	2020
Fund Level	$—	$4,199
Investor K	4,231	238

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended August 31, 2018, the Fund paid BIM $356 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended August 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$23,293,537

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were $2,536,525,374 and $2,244,340,153, respectively.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions, income recognized from investments in partnerships, non-deductible expenses and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(5,824,289)
Undistributed net investment income	1,232,793
Accumulated net realized loss	4,591,496

The tax character of distributions paid was as follows:

	08/31/18	08/31/17
Ordinary income	$163,806,768	$137,482,658

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$1,949,065
Capital loss carryforwards	(53,172,568)
Net unrealized losses(a)	(16,415,971)
Qualified late-year losses(b)	(4,566,421)

$(72,205,895)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the accrual of income on securities in default, the accounting for swap agreements and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2018, the Fund had capital loss carryforwards in the amount of $53,172,568 available to offset future realized capital gains not subject to expiration.

During the year ended August 31, 2018, the Fund utilized $4,163,173 of its capital loss carryforward.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$4,239,548,108

Gross unrealized appreciation	15,865,341
Gross unrealized depreciation	(32,548,438)

Net unrealized appreciation (depreciation)	$(16,683,097)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Of the aggregate $2.25 billion commitment amount, $500 million is specifically designated to the Fund and BlackRock Credit Strategies Income Fund in the aggregate. The remaining $1.75 billion commitment is available to all Participating Funds, but the Fund and BlackRock Credit Strategies Income Fund can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended August 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange traded options and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 08/31/2018		Year Ended 08/31/2017
	Shares	Amount	Shares	Amount
Institutional
Shares sold	110,018,148	$1,121,064,724	138,271,337	$1,412,529,273
Shares issued in reinvestment of distributions	9,684,708	98,637,662	7,799,260	79,669,558
Shares redeemed	(98,263,998)	(1,001,136,637)	(102,377,612)	(1,043,745,917)

Net increase	21,438,858	$218,565,749	43,692,985	$448,452,914

Investor A
Shares sold	11,869,556	$120,971,535	26,528,130	$270,843,293
Shares issued in reinvestment of distributions	1,993,980	20,306,709	1,982,198	20,245,863
Shares redeemed	(19,587,297)	(199,559,688)	(23,735,234)	(242,547,995)

Net increase (decrease)	(5,723,761)	$(58,281,444)	4,775,094	$48,541,161

Investor C
Shares sold	2,162,674	$22,030,992	4,503,967	$45,963,715
Shares issued in reinvestment of distributions	367,733	3,744,153	359,921	3,674,958
Shares redeemed	(3,847,403)	(39,193,156)	(4,532,618)	(46,274,071)

Net increase (decrease)	(1,316,996)	$(13,418,011)	331,270	$3,364,602

Investor C1
Shares sold	1,180	$12,011	369	$3,774
Shares issued in reinvestment of distributions	37,640	383,302	76,904	784,934
Shares redeemed	(473,609)	(4,823,915)	(3,316,767)	(33,923,489)

Net decrease	(434,789)	$(4,428,602)	(3,239,494)	$(33,134,781)

Class K
Shares sold	38,403,221	$390,723,277	28,935,866	$294,820,244
Shares issued in reinvestment of distributions	1,125,907	11,455,457	466,344	4,765,939
Shares redeemed	(15,694,409)	(160,096,170)	(10,391,559)	(106,113,915)

Net increase	23,834,719	$242,082,564	19,010,651	$193,472,268

Total Net Increase	37,798,031	$384,520,256	64,570,506	$660,696,164

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Board approved an Agreement and Plan of Reorganization with respect to the Fund, pursuant to which the Fund reorganized into a newly created series (the “New Fund”) of BlackRock Funds IV, a newly organized Massachusetts business trust. This reorganization (the “Reorganization”) closed on September 17, 2018. The Reorganization was not subject to approval by shareholders of the Fund.

The New Fund has the same investment objective, strategies and policies, investment adviser, sub-adviser, portfolio management team and service providers as the Fund. The Fund is the performance and accounting survivor of the Reorganization, meaning that the New Fund assumed the performance and financial history of the Fund at the completion of the Reorganization. In addition, the New Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Fund. The Reorganization was tax-free, meaning that the Fund’s shareholders became shareholders of the New Fund without realizing any gain or loss for federal income tax purposes.

Upon the consummation of the Reorganization, shareholders of the Fund became shareholders of the New Fund. If you were a shareholder of the Fund, the cash value of your investment did not change as a result of the Reorganization. You received New Fund shares with a total dollar value equal to the Fund shares that you owned at the time of the Reorganization.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Floating Rate Income Portfolio and the Board of Trustees of BlackRock Funds II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Floating Rate Income Portfolio of BlackRock Funds II (the “Fund”), including the schedule of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended August 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Dates
Interest-Related Dividends for Non-US Residents(a)	September 2017 — December 2017	85.91%
	January 2018 — August 2018	92.99

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	47

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Floating Rate Income Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, second, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	49

Disclosure of Investment Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, with respect to the Fund, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name and Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 115 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 115 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)

Board Member, Amsphere Limited (software ) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc.

(computer equipment) from 2003 to 2007.

			32 RICs consisting of 115 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 115 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Trustee (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006; Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014.	32 RICs consisting of 115 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior legal roles including General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 115 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	51

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name and Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 115 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)
John F O’Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 115 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	32 RICs consisting of 115 Portfolios	None

Interested Trustees (a)(d)

Name and Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 333 Portfolios	None

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d) (continued)

Name and Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 333 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or, until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

TRUSTEE AND OFFICER INFORMATION	53

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name and Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 8, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02166

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	55

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
REIT	Real Estate Investment Trust

GLOSSARY OF TERMS USED IN THIS REPORT	57

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FRI-8/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$94,860	$94,886	$0	$2,000	$17,500	$17,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$17,500	$19,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II
By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II
Date: November 2, 2018
By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: November 2, 2018